SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant   [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material under ss. 240.14a-12


                          Energy Income and Growth Fund
          -------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


          -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[LOGO OMITTED]      FIRST TRUST                                January 11, 2008
                    ADVISORS L.P.


                1001 Warrenville Road, Suite 300, Lisle, IL 60532


Re: ADJOURNED SPECIAL MEETING OF SHAREHOLDERS FOR ENERGY INCOME AND GROWTH FUND
    ---------


Dear Valued Shareholder:

Since late November we have attempted to contact you regarding your proxy vote for the Special Meeting of Shareholders of Energy Income and Growth Fund. Our records indicate that we have not yet received a vote on behalf of your shares. At the shareholder meeting held on January 8, 2007, shareholders approved Energy Income Partners, LLC, as the investment sub-advisor to the Fund, but not enough votes were received from shareholders to authorize the Fund to issue and sell additional common shares, subject to certain conditions, as discussed in the Proxy Statement. The shareholder meeting has been adjourned until January 23, 2008 at 4:00 p.m. Central time to allow shareholders additional time to vote on this proposal and will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, in Lisle, Illinois. PLEASE HELP US TODAY BY TAKING A MOMENT NOW TO VOTE. It is critical that we receive your voting instructions on this proposal before January 23rd in order to avoid additional delay and cost.

Please help us to achieve sufficient voting participation by taking a moment to vote your shares today. If you need another copy of the Proxy Statement, have any proxy-related questions, or wish to vote your proxy by phone, PLEASE CALL 1-800-761-6707 for assistance.

        WE HAVE SET UP THE FOLLOWING VOTING METHODS SO THAT YOU WILL FIND
                ONE TO BE CONVENIENT AND VOTE YOUR SHARES TODAY.


[GRAPHIC OMITTED]  1. VOTE BY TELEPHONE. You may cast your vote by calling our toll-free proxy hotline at 1-800-761-6707. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[GRAPHIC OMITTED]  2. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]  3. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]  4. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the voting options above so that your vote will be received no later than January 23rd.

Thank you for your assistance with this important matter. If you have voted since this letter was mailed, we thank you for casting your vote. Otherwise, please take a moment now to vote.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board

         PLEASE TAKE A MOMENT TO VOTE YOUR SHARES TODAY SO THAT THEY MAY
             BE REPRESENTED AT THIS SPECIAL MEETING OF SHAREHOLDERS.

                                                                           NOBO

[LOGO OMITTED]      FIRST TRUST                                January 11, 2008
                    ADVISORS L.P.


                1001 Warrenville Road, Suite 300, Lisle, IL 60532


Re: ADJOURNED SPECIAL MEETING OF SHAREHOLDERS FOR ENERGY INCOME AND GROWTH FUND
    ---------


Dear Valued Shareholder:

Since late November we have attempted to contact you regarding your proxy vote for the Special Meeting of Shareholders of Energy Income and Growth Fund. Our records indicate that we have not yet received a vote on behalf of your shares. At the shareholder meeting held on January 8, 2007, shareholders approved Energy Income Partners, LLC, as the investment sub-advisor to the Fund, but not enough votes were received from shareholders to authorize the Fund to issue and sell additional common shares, subject to certain conditions, as discussed in the Proxy Statement. The shareholder meeting has been adjourned until January 23, 2008 at 4:00 p.m. Central time to allow shareholders additional time to vote on this proposal and will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, in Lisle, Illinois. PLEASE HELP US TODAY BY TAKING A MOMENT NOW TO VOTE. It is critical that we receive your voting instructions on this proposal before January 23rd in order to avoid additional delay and cost.

Please help us to achieve sufficient voting participation by taking a moment to vote your shares today. If you need another copy of the Proxy Statement, have any proxy-related questions, PLEASE CALL 1-800-761-6707 for assistance.

        WE HAVE SET UP THE FOLLOWING VOTING METHODS SO THAT YOU WILL FIND
                ONE TO BE CONVENIENT AND VOTE YOUR SHARES TODAY.


[GRAPHIC OMITTED]  1. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]  2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]  3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the voting options above so that your vote will be received no later than January 23rd.

Thank you for your assistance with this important matter. If you have voted since this letter was mailed, we thank you for casting your vote. Otherwise, please take a moment now to vote.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board

         PLEASE TAKE A MOMENT TO VOTE YOUR SHARES TODAY SO THAT THEY MAY
             BE REPRESENTED AT THIS SPECIAL MEETING OF SHAREHOLDERS.

                                                                            OBO